SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Horizon Technology Finance Corporation

312 Farmington Avenue

Farmington, CT 06032

April 28, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Horizon Technology Finance Corporation (the “Company”) to be held on June 13, 2014 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032.

The Notice of Annual Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at our Annual Meeting of Stockholders. At the meeting, you will be asked to: (1) elect two directors of the Company and (2) ratify the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

It is very important that your shares be represented at the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided or vote via the Internet. We encourage you to vote via the Internet, as it saves us significant time and processing costs. To vote via the Internet, access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer and
Chairman of the Board of Directors

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2014

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Horizon Technology Finance Corporation (the “Company”) that:

The 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 13, 2014 at 9:30 AM, Eastern Time, for the following purposes:

1. To elect two Class I directors of the Company who will each serve for a term of three years or until his or her successor is duly elected and qualified;

2. To ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on April 16, 2014. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or vote via the Internet. Instructions are shown on the proxy card.

We have enclosed the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, our Proxy Statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

/s/ John C. Bombara
John C. Bombara
Secretary

Farmington, Connecticut

April 28, 2014

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet. Please see the Proxy Statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person if you wish to change your vote.

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HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

PROXY STATEMENT
For
2014 Annual Meeting of Stockholders
To Be Held on June 13, 2014

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at 860-676-8654.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” “we,” “us” or “our”) of Horizon Technology Finance Corporation (the “Company”) for use at our 2014 Annual Meeting of Stockholders (the “Meeting”) to be held on June 13, 2014 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Meeting and proxy card, and the Company’s Annual Report on Form 10-K (the “Annual Report”) for the year ended December 31, 2013 are being mailed to stockholders of the Company (the “Stockholders”) of record as of April 16, 2014 on or about April 28, 2014.

We encourage you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke your vote on the Internet or on a proxy card at any time before it is exercised by resubmitting your vote on the Internet, notifying the Company’s Secretary in writing by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet or by mail.

Purpose of Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1. To elect two Class I directors of the Board who will each serve for a term of three years or until his or her successor is duly elected and qualified (“Proposal 1”);

2. To vote on a proposal to ratify the selection of McGladrey LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (“Proposal 2”); and

3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on April 16, 2014 (the “Record Date”). There were 9,619,334 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of the Common Stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the voting power of all outstanding shares of stock of the Company outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder, and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals), will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, either the presiding officer of the Meeting or the holders of a majority of the voting power present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies.

Votes Required

Election of Director

The election of a director requires a plurality of the votes cast at the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because a director is elected by a plurality of the votes cast at the Meeting, votes to withhold authority, or no votes, will have the effect of a vote against the nominee. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of McGladrey LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have the effect of a vote against Proposal 1.

Proposal 2 is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, either by voting in accordance with the voting instructions on the proxy card, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter.

Adjournment and Additional Solicitation

If there appear not to be enough votes to approve the proposals at the Meeting, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Robert D. Pomeroy, Jr. and Christopher M. Mathieu are the persons named as proxies and will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

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A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing this Proxy Statement, Notice of Annual Meeting, proxy card and Annual Report. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

In addition to the solicitation of proxies via the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of the Company’s investment advisor and administrator, Horizon Technology Finance Management LLC (herein, “HTFM,” the “Advisor” or the “Administrator”) and/or by a retained solicitor. No additional compensation will be paid to directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it will pay approximately $30,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

Stockholders may provide their voting instructions through the Internet or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided with the proxy card. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, also will receive an e-mail confirming their instructions upon request.

If a Stockholder wishes to participate in the Meeting, but does not wish to give a proxy by Internet or mail, the Stockholder may attend the Meeting in person.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by obtaining and properly completing another proxy card that is dated later than the original proxy and returning it by mail in time to be received before the Meeting, by attending the Meeting or by a notice provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Meeting.

Security Ownership of Certain Beneficial Owners and Management

 As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

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The following table sets forth, as of April 16, 2014, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of the Company’s outstanding Common Stock and all executive officers and directors, including director nominees, as a group.

			Percentage of
			Common
	Type of	Shares	Stock
Name and Address	Ownership	Owned	Outstanding

Principal Stockholders
Compass Horizon Partners, LP(1)	Record/Beneficial	1,271,414	13.3%
Independent Directors
James J. Bottiglieri(2)	Record/Beneficial	5,812	*
Edmund V. Mahoney(2)	Record/Beneficial	2,000	*
Christopher B. Woodward(2)	Record/Beneficial	5,594	*
Elaine A. Sarsynski(2)	N/A	—	*
Interested directors
Robert D. Pomeroy, Jr.(2)	Record/Beneficial	30,435	*
Gerald A. Michaud(2)	Record/Beneficial	33,838	*
Executive officers
Christopher M. Mathieu(2)	Record/Beneficial	12,659	*
John C. Bombara(2)	Record/Beneficial	4,896	*
Daniel S. Devorsetz(2)	Record/Beneficial	3,364	*
All directors, director nominees and executive officers as a group (9 persons)	Record/Beneficial	98,598	*	%

(1)	Concorde Horizon Holdings LP is the limited partner of Compass Horizon Partners, LP and Navco Management, Ltd. is the general partner. Concorde Horizon Holdings LP and Navco Management, Ltd. are controlled by The Kattegat Trust, a Bermudian charitable trust, the trustee of which is Kattegat Private Trustees (Bermuda) Limited, a Bermudian trust company with its principal offices at 2 Reid Street, Hamilton HM 11, Bermuda.

(2)	The address for each executive officer, director and director nominee is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.

*	Less than 1 percent.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their beneficial ownership and any changes in their beneficial ownership to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and executive officers, the Company believes that, during the year ended December 31, 2013, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors as of April 16, 2014. Information as to the beneficial ownership of the Company’s directors is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

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Directors of the Company	Dollar Range of Common Stock of the Company (1)

Independent Directors
James J. Bottiglieri	$50,001-$100,000
Edmund V. Mahoney	$10,001-$50,000
Christopher B. Woodward	$50,001-$100,000
Elaine A. Sarsynski	None
Interested Directors
Robert D. Pomeroy, Jr.	$100,001-$500,000
Gerald A. Michaud	$100,001-$500,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has six members. Directors are divided into three classes with each class serving a staggered three year term. At each annual meeting of our Stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of Stockholders to be held in 2017, 2015 and 2016, respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.  Mr. James J. Bottiglieri and Mr. Gerald A. Michaud are Class I directors and are up for re-election at the Meeting. Mr. Edmund V. Mahoney and Ms. Elaine A. Sarsynski are Class II directors, whose terms will expire at the 2015 annual meeting of Stockholders. Mr. Robert D. Pomeroy, Jr. and Mr. Christopher B. Woodward are Class III directors, whose terms will expire at the 2016 annual meeting of Stockholders.

A Stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF ITS INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information About the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds with public companies and the year in which each person became a director of the Company. Mr. James J. Bottiglieri and Mr. Gerald A. Michaud, nominees for Class I directors, currently serve as directors of the Company.

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On February 4, 2013, Mr. David P. Swanson, an interested director, resigned as a Class I director.  Mr. Swanson’s resignation was not in connection with any known disagreement with the Company on any matter. In response to Mr. Swanson’s resignation, the Nominating and Corporate Governance Committee of the Company undertook an assessment of the composition and size of the Board, as well as the qualifications, attributes and skills of the current members of the Board. Upon completion of the assessment, the Nominating and Corporate Governance Committee recommended to the Board that Mr. Gerald A. Michaud, a Class II director be appointed to complete the term of Mr. David P. Swanson and the size of the Board be reduced to six members by eliminating one of the Class II Board seats. At a meeting of the Board held on March 6, 2014, Mr. Gerald A. Michaud was appointed by the Board as a Class I director and the Board reduced the size of the Board to six members by eliminating one of the Class II Board seats. The Board now consists of three classes of directors, Class I, Class II and Class III, with each class consisting of two members.

Each of Mr. James J. Bottiglieri and Mr. Gerald A. Michaud has been nominated for re-election as a Class I director for a three-year term expiring in 2017. Mr. James J. Bottiglieri and Mr. Gerald A. Michaud are not being proposed for election pursuant to any agreement or understanding by or among any of Mr. James J. Bottiglieri and Mr. Gerald A. Michaud and the Company.

Nominees for Class I Directors

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years (2)

Independent Director
James J. Bottiglieri (57)	Director	Class I Director since July 2010; Term Expires 2014	Director of Compass Group Diversified Holdings LLC (“CODI”) since December 2005. Chief financial officer of CODI from 2005 through 2013. CODI owns and manages a diverse family of established North American middle market businesses. Mr. Bottiglieri also served as an executive vice president of CODI’s external manager from 2005 through 2013. Mr. Bottiglieri serves as a director for American Furniture Manufacturing Inc., a subsidiary of CODI.	Member of board of directors of CODI since May 2006.
Interested Director
Gerald A. Michaud (60)(3)	Director, President	Class II Director from March 2010 through March 6, 2014; Class I Director since March 6, 2014; Term Expires 2014	President and a Director of the Company since March 2010 and Managing Member and President of the Company’s Advisor since May 2003.	None.

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Class II Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years (2)

Independent Directors
Edmund V. Mahoney (63)	Director	Class II Director since July 2010; Term Expires 2015	Senior Vice President, Investments (Chief Investment Officer) of Vantis Life Insurance Company since September 2009. Senior Vice President, Compliance of Hartford Investment Management Company, an investment advisor registered with the SEC, from 1994 through 2009.	None.

Elaine A. Sarsynski (58)	Director	Class II Director since June 2012; Term Expires 2015	Executive Vice President of MassMutual Life Insurance Company’s Retirement Services Division since January 2008 and Chairman of MassMutual International LLC since September 2008. CEO of MassMutual International LLC from 2006 through 2013. Senior Vice President and Chief Administrative Officer of MassMutual Life Insurance Company from 2005 through 2007.	None.

Class III Directors (continuing directors not up for re-election at the Meeting)

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Public Company Directorships Held by Director or Nominee for Director During the Past 5 Years (2)

Interested Director
Robert D. Pomeroy, Jr. (62)(3)	Chairman of the Board, Chief Executive Officer	Class III Director since March 2010; Term Expires 2016	Chief Executive Officer of the Company since March 2010 and Chairman of the Board of the Company since July 2010. Managing Member and Chief Executive Officer of the Company’s Advisor since May 2003.	None.

Independent Director
Christopher B. Woodward (64)	Lead Independent Director	Class III Director since July 2010; Term Expires 2016	Private investor and corporate finance business advisor. During the period from 2000 through May 2009, Mr. Woodward held several domestic and global management positions with Canterbury of New Zealand, a global sports apparel company, including serving as a director.	Trustee and Chair of Audit Committee of Starwood Waypoint Residential Trust (NYSE:SWAY).

(1)	The business address of the nominees and other directors is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.
(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.
(3)	Mr. Pomeroy and Mr. Michaud are interested directors due to their positions as officers of the Company and of Horizon Technology Finance Management LLC, the Company’s Advisor.

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Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and the Company is committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as our own ethical standards of conduct.

Director Independence

NASDAQ corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ corporate governance rules, in order for a director to be deemed independent, the Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ corporate governance rules, the 1940 Act and our corporate governance guidelines. An independence questionnaire was completed by each member of the Board, and the Board has relied on such questionnaires in making the determination of independence for each member. Mr. Bottiglieri, Mr. Mahoney, Ms. Sarsynski and Mr. Woodward each completed an annual questionnaire in connection with their service on the Board and the Board has determined that each is independent under the listing standards of the NASDAQ Global Select Market and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and the Company’s Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management

The Board performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (2) monitoring by the Company’s Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, including the annual audit of the Company’s financial statements and the Company’s systems of internal controls regarding finance and accounting; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the Company’s Stockholders, overseeing the evaluation of the Board and the Company’s management and monitoring compliance with and recommending, as deemed appropriate, amendments to the Company’s Code of Conduct. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company’s Chief Compliance Officer is required to prepare a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

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The Board believes that its role in risk oversight is effective and appropriate given the extensive regulation to which the Company is already subject as a business development company. Specifically, as a business development company, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness and the Company generally must invest at least 70% of its total assets in “qualifying assets.” In addition, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Board believes that the extent of its and its committees’ roles in risk oversight complements the Board’s leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with the Company’s independent auditors, Chief Compliance Officer and Chief Executive Officer or Chief Financial Officer, the Independent Directors have similarly established direct communication and oversight channels that the Board believes foster open communication and early detection of issues of concern.

The Board believes that its role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the Board and its committees with respect to the oversight of risk is appropriate. However, the Board and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet the needs of the Company’s Stockholders.

Board of Directors Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s six directors are Independent Directors; however, the Chairman of the Board is an interested person of the Company. While the Board has no fixed policy regarding the separation of the positions of Chief Executive Officer and Chairman of the Board, the Independent Directors believe that the combined position of Chief Executive Officer of the Company and Chairman of the Board of the Company results in greater efficiencies in managing the Company, including in risk oversight, by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and allowing the Company to capitalize on the specialized knowledge acquired from the duties of the roles.

Our Chief Executive Officer, Robert D. Pomeroy, Jr., is Chairman of our Board and an “interested person” under Section 2(a)(19) of the 1940 Act. Christopher B. Woodward is our lead Independent Director. Under the Company’s bylaws, the Board is not required to have an independent chairman. Many significant corporate governance duties of the Board are executed by committees of Independent Directors, each of which has an independent chairman. We believe that it is in the best interests of the Company’s Stockholders for Mr. Pomeroy to lead the Board because of his broad experience. As a co-founder of the Advisor, Mr. Pomeroy has demonstrated a track record of achievement on strategic and operating aspects of our business. While the Board regularly evaluates alternative structures, we believe that, as a business development company, it is appropriate for one of the Company’s co-founders, Chief Executive Officer and a member of the Advisor’s investment committee to perform the functions of chairman of the board, including leading discussions of strategic issues we expect the Company to face. We believe the current structure of the Board provides appropriate guidance and oversight while also enabling ample opportunity for direct communication and interaction between management and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be an effective Board member. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations and/or other life experiences. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Persons Should Serve as Directors of the Company

The Board believes that each director brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, finance, private equity, workout and turnaround situations, manufacturing and marketing. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Robert D. Pomeroy, Jr.

Mr. Pomeroy has been a Managing Member and the Chief Executive Officer of the Advisor since its formation. He has more than 35 years of experience in diversified lending and leasing, including positions in sales, marketing and senior management. He has held the positions as chief executive officer or general manager of each organization that he has led since 1996. His responsibilities have included: accountability for the overall profit and loss of the organization, credit authority and credit committee oversight, strategic planning, human resource oversight, including hiring, termination and compensation, reporting compliance for his business unit, investor relations, fund raising and all aspects of corporate governance. Mr. Pomeroy founded and has operated the Advisor, a technology lending management company. Prior to founding the Advisor, Mr. Pomeroy was the Senior Vice President of Financing for Science International, Inc., Executive Vice President of Transamerica Business Credit and the General Manager of its Technology Finance Division and President of GATX Ventures, Inc. This experience has provided him with extensive judgment, experience, skills and knowledge to make a significant contribution as Chairman of the Board and supporting the Board’s ability to govern the Company’s affairs and business.

Gerald A. Michaud

Mr. Michaud has been a Managing Member and the President of the Advisor since its formation. He has extensive knowledge and expertise in venture lending and has developed, implemented and executed on marketing strategies and products targeted at the venture-backed technology and life science markets for a period of over 20 years. In addition, he has extensive knowledge in the formation of compensation plans for key employees involved in the marketing of venture loans. He is a member of the Advisor’s Credit Committee responsible for approving all investments made by the Company and oversight of our portfolio. He has held senior management positions with several technology lending organizations within public companies, including Transamerica Business Credit and GATX Ventures, Inc. As senior vice president and senior business development officer at Transamerica, Mr. Michaud was responsible for more than $700 million in loan transactions. This experience, particularly with respect to marketing and business development, has provided Mr. Michaud with the judgment, knowledge, experience, skills and expertise that enhance the Board’s ability to manage and direct the Company’s affairs.

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Independent Directors

James J. Bottiglieri

Mr. Bottiglieri brings to the Board substantial experience in identifying, managing and resolving accounting, tax and other financial issues often encountered by public companies through his former position as the chief financial officer of CODI and through his service as a director of CODI, as well as a director for several of CODI’s subsidiary companies, and as the senior vice president/controller of WebMD. In addition, as the former chief financial officer of CODI, a public company, and as a current director of CODI, Mr. Bottiglieri has developed an extensive understanding of the various periodic reporting requirements and corporate governance compliance matters that assist the Board in managing and directing the Company’s affairs. This experience, particularly with respect to the areas of accounting and corporate governance, provides the Board with expertise that assists the Board in its ability to manage and direct the Company’s affairs.

Edmund V. Mahoney

Mr. Mahoney brings to the Board pertinent experience in portfolio management, as well as in-depth knowledge of investment advisor compliance, funds management and performance measurement and pricing of investments. In addition, through his past experiences he has unique knowledge of international finance, as well as risk management strategies for foreign exchange and property and casualty operations. This vast experience, particularly in the areas of business, risk management and compliance matters that affect investment companies, enhances the Board’s ability to manage and direct the Company’s affairs.

Christopher B. Woodward

Mr. Woodward brings to the Board a deep understanding of corporate finance, including experience with private placements, public offerings, venture capital investing, international management and financial advising and restructuring. Additionally, as a practicing CPA with a leading firm, Mr. Woodward gained extensive accounting and audit experience. Mr. Woodward has the financial and accounting expertise necessary to enhance the Board’s oversight of the Company and its ability to manage and direct the Company’s affairs.

Elaine A. Sarsynski

Ms. Sarsynski is a senior executive with Massachusetts Mutual Life Insurance Company (“MassMutual”) and brings to the Board a strong background in managing large organizations, corporate finance, human resources and corporate communications. In addition to her experience at MassMutual, Ms. Sarsynski held senior management roles at Aetna overseeing segments of its investment division and leading its corporate finance department. Her corporate finance activities included rating agency management, banking relationships, capital allocation and currency hedging. Ms. Sarsynski’s extensive experience enhances the Board’s ability to manage and direct the Company’s business.

Board of Directors Meetings and Committees

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the year ended December 31, 2013, the Board held six meetings, the Audit Committee held four meetings and the Nominating and Corporate Governance Committee held two meetings. As the Compensation Committee was created on March 6, 2014, the Compensation Committee did not meet during the year ended December 31, 2013. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all Board and Committee meetings and encourages directors to attend the annual meeting of Stockholders. Five of the members of the Board attended the annual meeting of the Stockholders held in June 2013.

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Audit Committee

The members of the Audit Committee are Mr. Bottiglieri, Mr. Woodward and Ms. Sarsynski, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Mr. Bottiglieri serves as Chairman of the Audit Committee. The Audit Committee operates pursuant to a written Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding the Board in fair value pricing of debt and equity securities. The Board and Audit Committee use the services of an independent valuation firm to help them determine the fair value of certain securities. The Board has determined that Mr. Bottiglieri qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on the Company’s website www.horizontechnologyfinancecorp.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Mr. Mahoney, Ms. Sarsynski and Mr. Bottiglieri, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Mr. Mahoney serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website www.horizontechnologyfinancecorp.com.

The Nominating and Corporate Governance Committee will consider Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. When submitting a nomination to the Company for consideration, a Stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders.

 Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include: compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter; and the knowledge, experience, integrity and judgment of each individual, the potential contribution of each individual to the diversity of backgrounds, experience and competencies which our Board desires to have represented, each individual’s ability to devote sufficient time and effort to his or her duties as a director, independence and willingness to consider all strategic proposals, any other criteria established by the Board and any core competencies or technical expertise necessary to staff the Board’s committees. In addition, the Nominating and Corporate Governance Committee will assess whether an individual possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the Company’s affairs and business, including, when applicable, to enhance the ability of committees of the Board to fulfill their respective duties. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its Stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual self-assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection.

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Compensation Committee

At a meeting of the Board held on March 6, 2014, the Board established a Compensation Committee. The members of the Compensation Committee are Mr. Mahoney, Ms. Sarsynski and Mr. Bottiglieri, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Mr. Mahoney serves as Chairman of the Compensation Committee. The Compensation Committee’s oversight responsibilities include determining, or recommending to the Board, the compensation, if any, of the Company’s Chief Executive Officer and all other executive officers of the Company. Currently none of the Company’s executive officers are compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. So long as the Company is externally managed and no compensation is paid by the Company to its officers, the Compensation Committee shall only be required to confirm that no compensation has been paid by the Company to its officers and, if so required under any administrative or similar agreement, that the Company has reimbursed the external manager for the percentage allocation of officers’ compensation determined by the Board or a committee thereof.  The Compensation Committee may rely on the determination of the Board or of the Audit Committee with respect to any such expense allocation. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website www.horizontechnologyfinancecorp.com.

Stockholder Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 312 Farmington Avenue, Farmington, Connecticut 06032 or by visiting the investor relations web page on our website at www.horizontechnologyfinancecorp.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information About Executive Officers Who are Not Directors

The following information pertains to the Company’s executive officers who are not directors of the Company.

Name, Address and Age (1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years

Christopher M. Mathieu (48)	Senior Vice President, Chief Financial Officer and Treasurer

Senior Vice President, Chief Financial Officer and Treasurer of the Company since July 2010. Senior Vice President and Chief Financial Officer of the Advisor and an original member of the team that founded the Advisor’s predecessor in May 2003. Mr. Mathieu has been involved in the accounting, finance and venture debt industries for more than 25 years.

John C. Bombara (50)	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Senior Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company since July 2010. Mr. Bombara is an original member of the team that founded the predecessor of the Advisor in May 2003 and has served as its Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since 2010. Mr. Bombara oversees all legal functions for the Advisor. Mr. Bombara has more than 25 years of experience providing legal services to financial institutions and other entities and individuals.

Daniel S. Devorsetz (43)	Senior Vice President and Chief Credit Officer	Senior Vice President and Chief Credit Officer of the Company since July 2010. Mr. Devorsetz has been with the Advisor since October 2004 and has been its Senior Vice President and the Chief Credit Officer since that time. He is responsible for underwriting and portfolio management. Mr. Devorsetz has more than 20 years of financial services and lending experience, including spending the past ten years in the venture lending industry.

(1)	The business address of each of the Company’s executive officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.

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Code of Conduct and Codes of Ethics

We expect each of the Company’s officers and directors, as well as any person affiliated with the Company’s operations, to act in accordance with the highest standards of personal and professional integrity at all times, and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at www.horizontechnologyfinancecorp.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

The Company and the Company’s Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Company filed each Code of Ethics as an exhibit to the Company’s Annual Report on Form 10-K, filed with the SEC on March 11, 2014, and you may access it via the Internet site of the SEC at www.sec.gov or our website at www.horizontechnologyfinancecorp.com. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Codes of Ethics on Form 8-K.

The Company has adopted a hedging policy which prohibits the Company’s directors and executive officers from hedging their ownership of the Company’s securities, including trading in publicly-traded options, puts, calls or other derivative instruments related to the Company’s stock or debt.

Compensation of Directors

Each of the Company’s Independent Directors receives an annual fee of $57,000. Each member of the Audit Committee is paid an annual fee of $7,500 and each member of the Nominating and Corporate Governance Committee is paid an annual fee of $5,000. In addition, the chairman of the Audit Committee receives an additional annual fee of $10,000 and each chairman of Nominating and Corporate Governance Committee receives an additional annual fee of $7,500 for their additional services, if any, in these capacities. Our lead Independent Director is also paid an annual fee of $10,000. The Company reimburses all of its directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. No compensation is paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

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Compensation of Directors

The following table shows information regarding the compensation paid by the Company to its directors for the year ended December 31, 2013. No compensation was paid directly by the Company to any interested director or executive officer of the Company.

Name	Fees Earned or Paid in Cash (1)	All Other Compensation(2)	Total (2)

Independent Directors
James J. Bottiglieri	$79,500	None	$79,500
Edmund V. Mahoney	$69,500	None	$69,500
Elaine A. Sarsynski	$69,500	None	$69,500
Christopher B. Woodward	$74,500	None	$74,500
Interested Directors
Robert D. Pomeroy, Jr.	None	None	None
Gerald A. Michaud	None	None	None
David P. Swanson (3)	None	None	None

(1)	The amounts listed are amounts for the year ended December 31, 2013.
(2)	We did not award any portion of the fees earned by our directors in stock or options during the year ended December 31, 2013, we do not have a profit sharing plan, and directors do not receive any pension or retirement benefits from us.
(3)	Mr. Swanson resigned from the Board on February 4, 2013.

Certain Relationships and Related Party Transactions

The Company has entered into an investment advisory agreement (the “Investment Management Agreement”) with Horizon Technology Finance Management LLC, as the Company’s investment adviser. The Advisor is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by the Advisor and supervised by the Board, the majority of whom are Independent Directors. Under the Investment Management Agreement, the Company has agreed to pay the Advisor an annual management fee based on its adjusted gross assets as well as an incentive fee based on the Company’s investment performance. Robert D. Pomeroy, Jr., the Company’s Chief Executive Officer, and Gerald A. Michaud, the Company’s President, are the Managing Members of the Advisor. During the year ended December 31, 2013, fees incurred pursuant to the Investment Management Agreement totaled $8.5 million. At a special meeting of the Stockholders to be held on June 13, 2014, the Company is seeking Stockholder approval of a new investment advisory agreement in connection with a change of control of the Advisor. There are no material differences between the Investment Management Agreement and the proposed new investment advisory agreement, other than the effective dates.

The Company has also entered into an administration agreement (the “Administration Agreement”) with Horizon Technology Finance Management LLC, as its Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of the Company’s General Counsel, Secretary and Chief Compliance Officer, the Company’s Chief Financial Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, Horizon Technology Finance Management LLC, as the Administrator, provides the Company with the office facilities and administrative services necessary to conduct the Company’s day-to-day operations. During the year ended December 31, 2013, expenses and fees incurred pursuant to the Administration Agreement totaled $1.2 million.

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The predecessor of the Advisor has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of the Advisor and Administrator is 312 Farmington Avenue, Farmington, Connecticut 06032.

In October 2010, the Company entered into a registration rights agreement with respect to 2,645,124 shares acquired by Compass Horizon Partners, LP (“Compass Horizon”) and HTF-CHF Holdings LLC in connection with the exchange of membership interests in Compass Horizon Funding Company LLC for shares of the Company’s Common Stock. As a result and subject to the terms and conditions of the registration rights agreement, at any time following 365 days after the completion of our initial public offering the holders of a majority-in-interest of the shares subject to the registration rights agreement (including permitted transferees) can require up to a maximum of three times that the Company file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) relating to the resale of all or a part of the shares. In addition, the registration rights agreement also provides for piggyback registration rights with respect to any future registrations of the Company’s equity securities and the right to require the Company to register the resale of their shares on a “shelf” Registration Statement on Form N-2 at any time following 365 days after the completion of the Company’s initial public offering. In connection with a “shelf” Registration Statement on Form N-2 filed December 15, 2011, as amended, the Company registered 1,305,124 shares pursuant to its contractual obligations under the registration rights agreement, as well as a total of 17,545 shares acquired by Compass Horizon Partners, LP and HTF-CHF Holdings LLC pursuant to the Company’s dividend reinvestment plan.

We believe that the Company derives substantial benefits from its relationship with the Advisor. The Advisor may manage other investment vehicles (“Advisor Funds”) with the same investment strategy as the Company. The Advisor may provide the Company an opportunity to co-invest with the Advisor Funds. Under the 1940 Act, absent receipt of exemptive relief from the SEC, the Company and its affiliates may be precluded from co-investing in such investments. Accordingly, the Company may apply for exemptive relief which would permit the Company to co-invest subject to certain conditions, including, without limitation, approval of such investments by both a majority of the Company’s directors who have no financial interest in such transaction and a majority of directors who are not “interested directors” as defined in the 1940 Act.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Advisor’s Code of Ethics.

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PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP (“McGladrey”) has been selected as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries at and during the Company’s year ending December 31, 2014. McGladrey was selected by the Audit Committee of the Company, and that selection was ratified by a majority of the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of McGladrey in the Company. A representative of McGladrey will attend the Meeting and will have the opportunity to make a statement if he desires to do so and will be available to answer questions.

The chart below sets forth the total amount billed to the Company by McGladrey for services performed for the years ended December 31, 2013 and 2012 and breaks down these amounts by category of service:

	For the fiscal year ended December 31,
	2013	2012
Audit Fees(1)	$302,637	$364,280
Audit-Related Fees(2)	87,600	—
Tax Fees(3)	13,980	13,750
All Other Fees(4)	—	—
Total	$404,217	$378,030

(1)	“Audit Fees” are fees billed by McGladrey for professional services rendered for the audits of the Company’s year-end financial statements and internal control over financial reporting, the review of the financial information included in the Company’s quarterly reports, and services that are normally provided by McGladrey in connection with statutory and regulatory filings. Of the Audit Fees billed for fiscal year ended December 31, 2013, $23,750 related to the Company’s Form N-2 Registration Statement filing during 2013. Of the Audit Fees billed for fiscal year ended December 31, 2012, $105,893 related to the Company’s Form N-2 Registration Statement filing during 2012.
(2)	“Audit-Related Fees” are fees billed by McGladrey for audit-related services and consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	“Tax Fees” are fees billed by McGladrey for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.
(4)	“All Other Fees” are fees billed by McGladrey for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by McGladrey. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. All services represented by the amount under “Tax Fees” in the table above were approved by the Audit Committee in accordance with such policy.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF MCGLADREY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2014.

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Audit Committee Report1

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2013.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and McGladrey, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of McGladrey’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with McGladrey matters relating to McGladrey’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the applicable requirements of the Public Company Accounting Oversight Board, as currently in effect. In addition, the Audit Committee has discussed with McGladrey their independence from management and the Company, as well as the matters in the written disclosures received from McGladrey and required by Public Company Accounting Oversight Board Rule 3526 (Auditor Independence). The Audit Committee received a letter from McGladrey confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with McGladrey the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of McGladrey’s audits and all fees paid to McGladrey during the year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by McGladrey for the Company. The Audit Committee has reviewed and considered the compatibility of McGladrey’s performance of non-audit services with the maintenance of McGladrey’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. In addition, the Audit Committee has engaged McGladrey to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014 and has directed that the selection of McGladrey should be submitted to the Company’s Stockholders for ratification.

The Audit Committee
James J. Bottiglieri, Chair
Elaine A. Sarsynski
Christopher B. Woodward

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement.

If there appear not to be enough votes for a quorum or to approve the proposals at the Meeting, either the presiding officer of the Meeting or the Stockholders who are represented in person or by proxy and entitled to vote may adjourn the Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website at www.horizontechnologyfinancecorp.com or without charge upon request. Please direct your request to Horizon Technology Finance Corporation, Attention: Investor Relations, 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling us collect at 860-676-8654. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2015 Annual Meeting of Stockholders will be held in June 2015, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing addressed to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Notices of intention to present proposals, including nomination of a director, at the 2015 annual meeting must be received by the Company between December 29, 2014 and 5:00 p.m. Eastern Time on January 28, 2015. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2015 Annual Meeting, the Company must receive the proposal no later than December 29, 2014. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. John C. Bombara

Horizon Technology Finance Corporation

Chief Compliance Officer

312 Farmington Avenue

Farmington, Connecticut 06032

The Audit Committee Chair may be contacted at:

Mr. James J. Bottiglieri

c/o Horizon Technology Finance Corporation

Audit Committee Chair

312 Farmington Avenue

Farmington, Connecticut 06032

19

You are cordially invited to attend the Company’s Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote via the Internet, so that you may be represented at the Meeting.

By Order of the Board of Directors,

/s/ John C. Bombara
John C. Bombara
Secretary

Farmington, Connecticut

April 28, 2014

20

Horizon Technology Finance

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 James J. Bottiglieri 02 Gerald A. Michaud

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To ratify the selection of McGladrey LLP to serve as Horizon Technology Finance Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000212045_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

HORIZON TECHNOLOGY FINANCE CORPORATION
Annual Meeting of Stockholders
June 13, 2014 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert D. Pomeroy, Jr. and Christopher M. Mathieu, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on June 13, 2014 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000212045_2 R1.0.0.51160